UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8‑K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 17, 2018
NUTANIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37883	27-0989767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1740 Technology Drive, Suite 150
San Jose, California 95110
(Address of principal executive offices, including zip code)
(408) 216-8360
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Nutanix, Inc. (the “Company”) on December 18, 2018 (the “Original 8-K”). The Original 8-K was filed with the Securities and Exchange Commission (the “SEC”) to report the results of the matters submitted to a vote by the Company’s stockholders at the Company’s 2018 Annual Meeting of Stockholders held on December 17, 2018 (the “Annual Meeting”). The purpose of this Amendment is to (i) amend a typographical error in the results table of Proposal 4 and change the column heading “4 Years” to “Abstentions”, and (ii) to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision as to how frequently the Company will conduct future stockholder advisory votes regarding the compensation of its Named Executive Officers. Except as set forth herein, no other modifications have been made to the Original 8-K.

Item 5.07. Submission of Matters to a Vote on Security Holders.
(b)
Proposal 4. Approval, on a non-binding advisory basis, of the frequency of future stockholder advisory votes on the compensation of the Company’s Named Executive Officers. The Company’s stockholders approved, on a non-binding advisory basis, to hold future stockholder advisory votes on the compensation of the Company’s Named Executive Officers every year.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
404,681,797	1,053,640	317,185	131,812	42,780,746

(d)
At the Annual Meeting, the Company’s stockholders voted on, among other matters, an advisory proposal concerning the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers. As reported in the Original 8-K, the Company’s stockholders approved, on a non-binding advisory basis, “1 Year” as the frequency for holding an advisory vote on the compensation of the Company’s Named Executive Officers. Consistent with the recommendation of the board of directors of the Company as set forth in the Company’s proxy statement filed with the SEC on November 5, 2018, and the vote of the Company’s stockholders on this proposal at the Annual Meeting, the Company intends to hold the non-binding advisory vote on the compensation of the Company’s Named Executive Officers every year. The Company intends to continue holding such votes every year until the next required vote on the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTANIX, INC.

Date: March 5, 2019	By:	/s/ Duston M. Williams
Duston M. Williams
Chief Financial Officer